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                                                                       Exhibit 1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48343) of Vlasic Foods International Inc. of our report dated June 20, 2001 relating to the financial statements of Vlasic Foods International Inc. Savings and 401(k) Plan for Hourly-Paid Employees, which appears in this Form 11-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Philadelphia, PA
June 22, 2001


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